                                                                    Exhibit 10.2

                          COMMERCIAL DEMAND GRID NOTE


$___________                                                       July 30, 2001
(Up to $5 million)                                             Chicago, Illinois

FOR VALUE RECEIVED, the undersigned (the "Borrower") unconditionally promises to
                                          --------
pay ON DEMAND to the order of Landmark Communications, Inc., a Virginia corporation ("Lender"), without offset, at 150 W. Brambleton Avenue, Norfolk, VA
              ------
23510, or at such other place as the holder of this Commercial Demand Grid Note ("Note") may designate from time to time in writing, the unpaid principal amount
  ----
of all sums advanced and outstanding hereunder (the "Principal Amount
                                                     ----------------
Outstanding") as set forth on the attached Schedule of Advances and Payments of
-----------
Principal (the "Schedule"), together with interest on the Principal Amount
                --------
Outstanding from the date of each advance at the rate, and on the terms and conditions, set forth below. Each "Advance", as defined in that certain Amended
                                    -------
and Restated Loan and Security Agreement, dated the date hereof, between Borrower and Lender (the "Loan Agreement"), shall, at Lender's option, be an
                          --------------
installment of principal advanced hereunder. Lender shall be under no obligation to make advances hereunder or under the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meaning given such terms under the Loan Agreement. All obligations under this Note shall be pari passu with the Senior Secured Note, consistent with the Loan Agreement.

          1.   Demand Right; Payment of Note.  Lender may demand at any time
               -----------------------------
and from time to time in whole or in part the payment of the Principal Amount Outstanding and all accrued and unpaid interest on the Note.

          2.   Interest; Default Rate.
               ----------------------

          (a) The Principal Amount Outstanding shall bear interest at the rate of eight percent (8%) per annum. Interest shall be computed on the actual number of days elapsed on the basis of a year consisting of 360 days.

          (b) Any amounts outstanding under this Note that shall have been demanded by the Lender hereto and not paid shall bear interest from and after the date of such applicable demand at the rate of sixteen (16%) per annum (the "Demand Interest Rate"), increasing monthly by an annual rate which is one
 ---------------------
(1) percentage point above the then current Demand Interest Rate for each month that any amounts outstanding under this Note remain overdue. Any interest on the Note shall accrue and be compounded monthly until the obligation of Borrower, with respect to the payment of such interest, has been discharged (whether before or after judgment).

          (c) Notwithstanding the foregoing, the effective annual rate under this Note (including the Demand Interest Rate) shall not exceed a maximum annual rate of twenty-four (24%) percent or the maximum annual rate permitted by law, whichever is less.

          3.   Prepayment.  Borrower may prepay the Principal Amount
               ----------
Outstanding and all accrued interest under this Note at any time and from time to time; provided, such prepayment shall not cause a breach or event of default under Maker's agreements with American National Bank and Trust Company of Chicago or be permitted at any time that Borrower has failed to declare and pay all dividends required to be declared and paid under Borrower's articles/certificate of incorporation; and, provided, further, that payment of any outstanding principal or interest (whether a prepayment or in response to a demand) shall not extinguish or terminate this Note as it shall secure Borrower's obligations to pay Advances under the Loan Agreement until the Loan Agreement has been terminated.

          4.   Application of Payments.  All payments made on this Note may be
               -----------------------
applied, at the option of Lender, first in payment of any costs or expenses of Lender due hereunder, then in payment of any late charges due hereunder, then in payment of any accrued and unpaid interest due hereunder, and any balance shall be applied in payment of the Principal Amount Outstanding under this Note. At Lender's sole discretion, Lender may forgive any portion of any principal or interest amounts due under this Note and unpaid as effective payment of any portion of the exercise price of any warrants to purchase common stock of the Borrower that Lender then holds and wishes to exercise. Each payment tendered to Lender on this Note shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment. Any check given in payment of any amounts due hereunder will constitute a payment only when collected. In the event Lender shall incur any cost or expense or make any advance or other disbursement under the terms and conditions of any document or instrument relating to the indebtedness of Borrower to Lender evidenced by this Note or any document or instrument providing Lender with any security for the payment of this Note, then, any payment made to Lender under this Note may be applied, at the option of Lender, first to the payment of any such cost, expense, advance or disbursement and all interest due thereon, and the balance, if any, of such payment applied as aforesaid towards the payment of any amounts then due and payable under this Note.

          5.   Waivers. Borrower waives presentment, demand, protest, notice of
               -------
dishonor and all other notices of every kind and nature to which Borrower would otherwise be entitled under the applicable law. Borrower agrees that Lender may take any one or more of the following actions, on one or more occasions, whether before or after the maturity of this Note, without any notice to Borrower, without any further consent to such actions, and without releasing or discharging Borrower from liability on the Note:

          (a) Any extension or extensions of the time of payment of any principal, interest or other amount due and payable under this Note;

          (b)  Any renewal of this Note, in whole or in part;

          (c) Any full or partial release or discharge from liability under this Note of any other Borrower;

          (d) Any release, in whole or in part, of any security for the payment of all or any portion of the amounts due under this Note;

          (e)  Any waiver of any default under any Loan Document;

          (f) Any failure or refusal of Lender to (i) realize on any security which Lender may have for the payment of this Note, (ii) institute any suit or action against Borrower under this Note, (iii) exercise any other right or remedy available to Lender under this Note or applicable law, or any delay by Lender in realizing on any such security, in instituting any such suit or action, or in exercising any other such right or remedy;

          (g) Any agreement with Borrower changing the rate of interest or any other term or condition of this Note; or

          (h) Any failure or refusal of Lender to obtain or maintain a valid, perfected and enforceable lien against any real and/or personal property securing the payment of this Note, in whole or in part.

     To the fullest extent permitted by law, Borrower waives the benefit of all laws and rules of law intended for his protection or advantage as a party liable on this Note or providing for its release or discharge from liability upon the failure or refusal of Lender to perform certain acts, including, but not limited to, the realization by Lender on any security for the payment of this Note and any law and any rule of law requiring Lender to institute any suit or action on this Note, but excluding any statute of limitations applicable to the collection or enforcement of this Note.

          6.   Security.  This Note is secured as provided in the Loan
               --------
Agreement.

          7.   Completion of Schedule.  It is understood and agreed that any
               ----------------------
officer or authorized employee of Lender may make entries on the Schedule (and on any supplemental schedules attached hereto) (i) upon receipt of written or telephonic instructions of any one reasonably believed by such officer or authorized employees to be an authorized agent of Borrower or (ii) when an Advance is made pursuant to the Loan Agreement. Borrower shall indemnify and hold Lender harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) which may arise or be created by the acceptance of instructions for making or paying advances by telephone. The Principal Amount Outstanding shown on the Schedule shall be prima facie evidence of the principal amount owing and unpaid on this Note. The failure to record the date an amount of any advance on the Schedule shall not, however, limit or otherwise affect the obligations of Borrower under this Note to repay the principal amount of the advance together with all interested accruing thereon.

          8.   Events of Default.  Any Event of Default under the Loan
               -----------------
Agreement shall constitute an event of default under this Note.

          9.   Acceleration; Remedies.  Upon an event of default, the entire
               ----------------------
Principal Amount Outstanding, and all accrued and unpaid interest, and all other sums required under this Note and the Loan Agreement shall, notwithstanding the stated maturity in this Note, become immediately due and payable, without notice or demand to Borrower. Upon default, Lender shall have the right, immediately and without notice to Borrower or the taking of any other action, to set-off against this Note, all liabilities of Lender to Borrower and all obligations for money or money's worth owed by Lender to Borrower, whether or not due, without notice to Borrower (such liabilities and obligations including, without limitation, all money, stocks, bonds or other security or property of any kind or nature held by or in the possession of Lender to or for the credit of Borrower); and Lender shall be deemed to have made a charge against any such liabilities or obligations immediately upon the occurrence of any event of default under this Note even though such charge is subsequently made or entered on the behalf of Lender. The remedies provided in this Note upon default and in other agreement between Lender and Borrower are cumulative and not exclusive of any other remedies provided under the Loan Agreement or at law or in equity.

          10.  Additional Provisions.
               ---------------------

          (a) To the extent permitted by generally accepted accounting principles, Borrower will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

          (b) No delay or omission by Lender in exercising or enforcing any of Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

          (c) Borrower, and each endorser and guarantor, if any, of this Note, shall indemnify, defend, and hold Lender harmless against any claim brought or threatened against Lender by Borrower (other than a claim which is finally judicially determined against Lender), by any endorser or guarantor, or by any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of Lender's relationship with Borrower or any endorser or guarantor hereof (each of which may be defended, compromised, settled or pursued by Lender with counsel of Lender's selection, but at the expense of Borrower and any endorser and/or guarantor).

          (d) Borrower will pay on demand all attorneys' reasonable fees and out-of-pocket expenses incurred by Lender in the administration of all Liabilities and obligations of Borrower to Lender, including, without limitation, costs and expenses associated with travel on behalf of Lender. Borrower will also pay on demand, without limitation, all attorneys' reasonable fees, out-of-pocket expenses incurred by Lender's attorneys and all costs incurred by Lender, including, without limitation, costs and expenses associated with travel on behalf of Lender, which costs and expenses are directly or indirectly related to the protection or enforcement of any of Lender's rights against Borrower or any such endorser or guarantor and against any collateral given Lender to secure this Note or any other Liabilities of Borrower or such endorser and guarantor to Lender (whether or not suit is instituted by or against Lender).

          (e) Borrower, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted Borrower or any endorser or guarantor by Lender with respect to this Note and/or any collateral given to secure this note or any extension or other indulgence, as described above, with respect to any other liability or any collateral given to secure any other liability of Borrower or any endorser or guarantor to Lender.

          (f) This Note shall be binding upon Borrower and each endorser and guarantor hereof and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of Lender and its successors, endorsees, and assigns.

          (g) The liabilities of Borrower and any endorser or guarantor of this Note are joint and several; provided, however, that the release by Lender of Borrower or any one or more endorser or guarantor shall not release any other person obligated on account of this Note. Each reference in this Note to Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to Lender of the person from whom contribution is sought have been satisfied in full.

          (h) Borrower and each endorser and guarantor hereof each authorizes Lender to complete this Note if delivered incomplete in any respect.

          (i) This Note is delivered to Lender at its offices at 150 W. Brambleton Avenue, Norfolk, VA 23510, shall be governed by the laws of the State of Illinois, and shall take effect as a sealed instrument. Borrower and each endorser and guarantor of this Note each submits to the jurisdiction of the courts of the State of Illinois for all purposes with respect to this Note, any collateral given to secure their respective liabilities, obligations and indebtedness to Lender, and their respective relationships with Lender. Any determination that any provision of this Note or any application thereof is invalid, illegal or unenforceable in any respect in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provision of this Note.

          (j) The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that Lender, in the establishment and maintenance of Lender's relationship with Borrower contemplated by the within Note, is relying thereon. THE UNDERSIGNED, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED,
                         ------
OR OF ANY GUARANTOR OR ENDORSER OF THE UNDERSIGNED OR OF ANY OTHER PERSON LIABLE TO LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST LENDER OR IN WHICH LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, ANY SUCH PERSON, AND LENDER.

          (k) Borrower has read all of the terms and conditions of this Note and acknowledges receipt of an exact copy of it.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK-
                            SIGNATURE PAGE FOLLOWS]

     WITNESS the following signature(s) and seal(s):

                              COOLSAVINGS.COM INC.


                              By: /s/ Matthew Moog
                                 ---------------------------------
                                 Name: Matthew Moog
                                      ----------------------------
                                 Title: President
                                       ---------------------------

ATTEST:


   /s/ John Adams
--------------------------
Name: John J. Adams
     ---------------------
Title: EVP, Operations &
        Technology
      --------------------

                 SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL

------------------------------------------------------------------------------------------------------
                                                                  Principal            Approving
                                                                    Amount              Person's
       Date                 Advance            Payment           Outstanding            Initials

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------